Exhibit 10.7

Investools Inc.

2001 STOCK OPTION PLAN

Notice and Agreement of Grant of Stock Option

TO:	Tom Sosnoff

FROM:	Compensation Committee of the Board of Directors

DATE:	February 15, 2007

At the direction of the Compensation Committee (the “Committee”) of the Board of Directors of Investools Inc. (the “Company”), you are hereby notified that on February 15, 2007 (the “Date of Grant”) the Committee has granted to you an option to purchase shares of Common Stock of the Company (the “Option”), pursuant to the Investools Inc. 2001 Stock Option Plan (the “Plan”), as amended from time to time, which is incorporated herein by reference and made a part of this agreement.  This agreement evidences the Option that was granted to you.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

1.          This Option is intended to be a Nonstatutory Option.

2.          Subject in all respects to the Plan and the terms and conditions set forth herein and therein, you are hereby granted an Option to purchase from the Company 228,891 shares of Common Stock at the exercise price of $15.69 per share (the “Option Price”).  It is the determination of the Committee that on the Date of Grant, the Fair Market Value of a share of Common Stock was not more than the Option Price.

3.          The Option may be exercised only by you and, subject to your Continuous Service, shall become exercisable in installments at a rate of one-fourth (1/4) of the total number of Shares subject to the Option per year commencing on the first anniversary of the Date of Grant, and with respect to an additional one-fourth (1/4) on each anniversary of the Date of Grant thereafter, provided that your Continuous Service has not terminated with the Employer prior to that date.  In the event a Change of Control occurs during your Continuous Service, the Option, to the extent not exercisable, shall become fully exercisable immediately prior to such Change of Control.  If your Continuous Service is terminated for any reason, the Option, to the extent not exercisable, shall be cancelled without consideration.  For purposes hereof,  “Continuous Service” includes your periods of service with the Company during the Employment Period and, if applicable, any subsequent Consulting Period, each as defined in the Employment Agreement between you and the Company dated as of February 15, 2007.

4.          The Option shall expire on the day prior to the tenth anniversary of the Date of Grant (the “Expiration Date”).  Notwithstanding the foregoing, if your Continuous Service is terminated prior to the Expiration Date, the vested portion of the Option shall remain exercisable for the period set forth below:

a.               If your Continuous Service is terminated by the Company or its affiliates for Cause, the Option shall immediately expire on the effective date of the termination of your Continuous Service;

b.              If your Continuous Service is terminated due to your retirement on or after age 65, the vested portion of the Option shall remain exercisable for a period of three (3) months following the effective date of the termination of your Continuous Service;

c.               If your Continuous Service is terminated due to your death or total and permanent disability (within the meaning of Section 422 of the Internal Revenue Code), the vested portion of the Option shall remain exercisable for a period of twelve (12) months following the effective date of the termination of your Continuous Service; and

d.              If your Continuous Service is terminated other than due to your death, disability or retirement on or after age 65, or by the Company or its affiliates for Cause, the vested portion of the Option shall remain exercisable for a period of ten (10) days following the effective date of the termination of your Continuous Service.

5.          The option is nontransferable, other than as may be occasioned by your death, and then only to your estate or according to the terms of your will or the provisions of applicable laws of descent and distribution.

In the event that the right to exercise the Option is passed to your estate, or to a person to whom such right devolves by reason of your death, then the Option shall be nontransferable in the hands of your executor or administrator or of such person, except that the Option may be distributed by your executor or administrator to the distributees of your estate as a part of your estate.

6.          Enclosed for your careful review is a copy of the Plan governing the Option, and a Description of the 2001 Stock Option Plan, otherwise known as the “Plan Prospectus.”  At the time or times when you wish to exercise the Option, in whole or in part, please refer to the provisions of the Plan dealing with methods and formalities of exercise of the Option.  The Company shall have the right, and is hereby authorized, to withhold from any payment due or transfer made under the Option, or from any compensation owing to you, applicable withholding taxes, if any.

Neither the Plan nor this agreement will be construed as giving you the right to be retained in the employ of the Company or its affiliates, and the Company or its affiliates may at any time terminate your employment free from any liability or any claim under the Plan or this agreement, except as otherwise expressly provided herein.

7.          This agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the conflicts of laws provisions thereof, and shall be subject in all respects to the terms of the Plan.  If any one or more provisions of this agreement shall be found to be

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            illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.  This agreement and the Plan contain the entire agreement between the Company and you relating to the Option and the other matters set forth herein.  This agreement is subject to the terms and conditions of the Plan.  In the event of any inconsistent provisions between this agreement and the Plan, the Plan shall govern.  Except as expressly provided in this agreement or the Plan with respect to certain actions permitted to be taken by the Committee with respect to this agreement and the terms of the Option, this agreement may not be amended, modified, changed, or waived other than by written instrument signed by the parties hereto.  This agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

Investools Inc. Compensation Committee

/s/ Ida K. Kane
Ida K. Kane, Chief Financial Officer

I hereby acknowledge receipt of a copy of the Plan and the Plan Prospectus, copies of which are annexed hereto, and represent that I am familiar with the terms and provisions thereof and hereby accept the Option, subject to all the terms and provisions of the Plan and this agreement.  I hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee with respect to any question arising under the Plan.

Employee:

/s/ Tom Sosnoff
Tom Sosnoff

Date:	February 15, 2007

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Investools Inc.

2001 STOCK OPTION PLAN

Notice and Agreement of Grant of Stock Option

TO:         Tom Sosnoff

FROM:   Compensation Committee of the Board of Directors

DATE:    February 15, 2007

At the direction of the Compensation Committee (the “Committee”) of the Board of Directors of Investools Inc. (the “Company”), you are hereby notified that on February 15, 2007 (the “Date of Grant”) the Committee has granted to you an option to purchase shares of Common Stock of the Company (the “Option”), pursuant to the Investools Inc. 2001 Stock Option Plan (the “Plan”), as amended from time to time, which is incorporated herein by reference and made a part of this agreement.  This agreement evidences the Option that was granted to you.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

1.          This Option is intended to be a Nonstatutory Option.

2.          Subject in all respects to the Plan and the terms and conditions set forth herein and therein, you are hereby granted an Option to purchase from the Company 228,891 shares of Common Stock at the exercise price of $23.545 per share (the “Option Price”).  It is the determination of the Committee that on the Date of Grant, the Fair Market Value of a share of Common Stock was not more than the Option Price.

3.          The Option may be exercised only by you and, subject to your Continuous Service, shall become exercisable in installments at a rate of one-fourth (1/4) of the total number of Shares subject to the Option per year commencing on the first anniversary of the Date of Grant, and with respect to an additional one-fourth (1/4) on each anniversary of the Date of Grant thereafter, provided that your Continuous Service has not terminated with the Employer prior to that date.  In the event a Change of Control occurs during your Continuous Service, the Option, to the extent not exercisable, shall become fully exercisable immediately prior to such Change of Control.  If your Continuous Service is terminated for any reason, the Option, to the extent not exercisable, shall be cancelled without consideration.  For purposes hereof,  “Continuous Service” includes your periods of service with the Company during the Employment Period and, if applicable, any subsequent Consulting Period, each as defined in the Employment Agreement between you and the Company dated as of February 15, 2007.

4.          The Option shall expire on the day prior to the tenth anniversary of the Date of Grant (the “Expiration Date”).  Notwithstanding the foregoing, if your Continuous Service is terminated prior to the Expiration Date, the vested portion of the Option shall remain exercisable for the period set forth below:

a.               If your Continuous Service is terminated by the Company or its affiliates for Cause, the Option shall immediately expire on the effective date of the termination of your Continuous Service;

b.              If your Continuous Service is terminated due to your retirement on or after age 65, the vested portion of the Option shall remain exercisable for a period of three (3) months following the effective date of the termination of your Continuous Service;

c.               If your Continuous Service is terminated due to your death or total and permanent disability (within the meaning of Section 422 of the Internal Revenue Code), the vested portion of the Option shall remain exercisable for a period of twelve (12) months following the effective date of the termination of your Continuous Service; and

d.              If your Continuous Service is terminated other than due to your death, disability or retirement on or after age 65, or by the Company or its affiliates for Cause, the vested portion of the Option shall remain exercisable for a period of ten (10) days following the effective date of the termination of your Continuous Service.

5.          The option is nontransferable, other than as may be occasioned by your death, and then only to your estate or according to the terms of your will or the provisions of applicable laws of descent and distribution.

In the event that the right to exercise the Option is passed to your estate, or to a person to whom such right devolves by reason of your death, then the Option shall be nontransferable in the hands of your executor or administrator or of such person, except that the Option may be distributed by your executor or administrator to the distributees of your estate as a part of your estate.

6.          Enclosed for your careful review is a copy of the Plan governing the Option, and a Description of the 2001 Stock Option Plan, otherwise known as the “Plan Prospectus.”  At the time or times when you wish to exercise the Option, in whole or in part, please refer to the provisions of the Plan dealing with methods and formalities of exercise of the Option.  The Company shall have the right, and is hereby authorized, to withhold from any payment due or transfer made under the Option, or from any compensation owing to you, applicable withholding taxes, if any.

Neither the Plan nor this agreement will be construed as giving you the right to be retained in the employ of the Company or its affiliates, and the Company or its affiliates may at any time terminate your employment free from any liability or any claim under the Plan or this agreement, except as otherwise expressly provided herein.

7.          This agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the conflicts of laws provisions thereof, and shall be subject in all respects to the terms of the Plan.  If any one or more provisions of this agreement shall be found to be

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illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.  This agreement and the Plan contain the entire agreement between the Company and you relating to the Option and the other matters set forth herein.  This agreement is subject to the terms and conditions of the Plan.  In the event of any inconsistent provisions between this agreement and the Plan, the Plan shall govern.  Except as expressly provided in this agreement or the Plan with respect to certain actions permitted to be taken by the Committee with respect to this agreement and the terms of the Option, this agreement may not be amended, modified, changed, or waived other than by written instrument signed by the parties hereto.  This agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

Investools Inc. Compensation Committee

/s/ Ida K. Kane
Ida K. Kane, Chief Financial Officer

I hereby acknowledge receipt of a copy of the Plan and the Plan Prospectus, copies of which are annexed hereto, and represent that I am familiar with the terms and provisions thereof and hereby accept the Option, subject to all the terms and provisions of the Plan and this agreement.  I hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee with respect to any question arising under the Plan.

Employee:

/s/ Tom Sosnoff
Tom Sosnoff
Date:	February 15, 2007

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